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                                                                                                                        EXHIBIT 99.3

     BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
     Series 1996-A

     Distribution Date of:                                             15-Nov-01
     Determined as of:                                                 08-Nov-01
     For the Monthly Period Ending:                                    31-Oct-01
     Days in Interest Period (30/360)                                         30
     Days in Interest Period (Actual/360)                                     31

                                                                Beginning                 Ending                   Change
                                                                ---------                 ------                   ------
     Pool Balance (Principal)                                   3,327,478,711.22          3,288,207,293.22         (39,271,418.00)
     Excess Funding Account                                                 0.00                      0.00                   0.00

     Invested Amount                                              500,000,000.00            500,000,000.00                   0.00
     Class A Invested Amount                                      465,000,000.00            465,000,000.00                   0.00
     Class B Invested Amount                                       35,000,000.00             35,000,000.00                   0.00

     Principal Funding Account                                              0.00                      0.00                   0.00

     Adjusted Invested Amount                                     500,000,000.00            500,000,000.00                   0.00
     Class A Adjusted Invested Amount                             465,000,000.00            465,000,000.00                   0.00
     Class B Adjusted Invested Amount                              35,000,000.00             35,000,000.00                   0.00
     Enhancement Invested Amount                                            0.00                      0.00                   0.00

     Reserve Account                                                        0.00                      0.00                   0.00

     Available Cash Collateral Amount                              50,000,000.00             50,000,000.00                   0.00
     Available Shared Collateral Amount                            50,000,000.00             50,000,000.00                   0.00
     Spread Account                                                 5,000,000.00              5,000,000.00                   0.00

     Servicing Base Amount                                        500,000,000.00            500,000,000.00                   0.00

     Allocation Percentages
     ----------------------
     Floating Allocation Pct                                              15.03%
     Principal Allocation Pct                                             15.03%
     Class A Floating Pct                                                 93.00%
     Class B Floating Pct                                                  7.00%
     Class A Principal Pct                                                93.00%
     Class B Principal Pct                                                 7.00%

                                                                    Series
     Allocations                                Trust               1996-A                   Class A                   Class B
     -----------                            --------------------------------------------------------------------------------------
     Principal Collections                    386,638,758.45       58,097,856.03             54,031,006.12           4,066,849.91

     Finance Charge Collections                58,686,465.91        8,818,458.51              8,201,166.42             617,292.09
     PFA Investment Proceeds                        N/A                     0.00                      0.00                   0.00
     Reserve Account Draw                           N/A                     0.00                      0.00                   0.00
      Less: Servicer Interchange                                      520,833.33                484,375.00              36,458.33
                                                                      ----------                ----------              ---------
     Available Funds                                                8,297,625.18              7,716,791.42             580,833.76

     Monthly Investor Obligations
     ----------------------------
     Monthly Interest                                               1,185,642.36              1,099,143.75              86,498.61
     Monthly Servicing Fee                                            104,166.67                 96,875.00               7,291.67
     Defaulted Amounts                         20,808,221.11        3,126,724.90              2,907,854.16             218,870.74
                                                                    ------------              ------------             ----------
     Total Obligations                                              4,416,533.93              4,103,872.91             312,661.02

     Excess Spread                                                  4,099,961.99              3,612,918.51             487,043.48
     Required Amount                                                        0.00                      0.00                   0.00

     1 Mo. Libor Rate                             2.525000%
     ----------------

     Cash Collateral Account
     -----------------------
     Cash Collateral Fee                                                                         26,909.72
     Interest on CCA Draw                                                                             0.00
                                                                                                      ----
     Monthly Cash Collateral Fee                                                                 26,909.72
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     BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
     Series 1996-A


     Cash Collateral Account (continued)
     ----------------------------------
     Quarterly Excess Spread Percentage                                    8.26%
     Principal Payment Rate - 3 month average                             11.33%
     Calculated Current Month's Spread Account Cap                         1.00%
     Spread Account Cap Adjustment                                         0.00%
     Applicable Spread Account Cap Percentage                              1.00%
     Beginning Cash Collateral Amount                              50,000,000.00
     Required Cash Collateral Amount                               50,000,000.00
     Cash Collateral Account draw                                           0.00
     Cash Collateral Account Surplus                                        0.00
     Beginning Spread Account Balance                               5,000,000.00
     Required Spread Account Amount                                 5,000,000.00
     Required Spread Account Draw                                           0.00
     Required Spread Account Deposit                                        0.00
     Spread Account Surplus                                                 0.00

     Monthly Principal & Controlled Deposit Amount
     ---------------------------------------------
     Month of Accumulation                                                     0
     Controlled Accumulation Amount                                46,500,000.00
     Required PFA Balance                                                   0.00
     Beginning PFA Balance                                                  0.00
     Controlled Deposit Amount                                              0.00
     Available Investor Principal Collections                      61,224,580.93
     Principal Shortfall                                                    0.00
     Shared Principal to Other Series                              61,224,580.93
     Shared Principal from Other Series                                     0.00
     Class A Monthly Principal                                              0.00
     Class B Monthly Principal                                              0.00
     Monthly Principal                                                      0.00
     PFA Deposit                                                            0.00
     PFA Withdrawl                                                          0.00
     Ending PFA Balance                                                     0.00
     Principal to Investors                                                 0.00
     Ending Class A Invested Amount                               465,000,000.00
     Ending Class B Invested Amount                                35,000,000.00

     Class A Accumulation Period Length
     ----------------------------------
     Min 12 Month Historical Prin Pmt Rate                                 9.97%
     Revolving Investor Interest                                  500,000,000.00
     Class A Invested Amount                                      465,000,000.00
     Available Principal                                           49,833,386.79
     Class A Accumulation Period Length                                       10

     Reserve Account
     ---------------
     Available Reserve Account Amount                                       0.00
     Covered Amount                                                         0.00
     Reserve Draw Amount                                                    0.00
     Portfolio Yield                                                      13.15%
     Reserve Account Factor                                               83.33%
     Portfolio Adjusted Yield                                              8.28%
     Reserve Account Funding Period Length                                     3
     Reserve Account Funding Date                                      15-Mar-02
     Weighted Average Coupon                                               2.85%
     Required Reserve Account Amount                                        0.00
     Reserve Account Surplus                                                0.00
     Required Reserve Account Deposit                                       0.00
     Portfolio Yield - 3 month average                                    13.90%
     Base Rate - 3 month average                                           5.52%
     (Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                     8.38%

     * Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.